SATURNA INVESTMENT TRUST
Sextant Growth Fund

Supplement dated December 31, 2015 to the
Summary Prospectus dated March 27, 2015

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 3 of the Summary Prospectus:

Portfolio Managers

Mr. Scott Klimo, CFA, portfolio manager and director of research, is the portfolio manager responsible for the day-to-day management of the Sextant Growth Fund. Mr. Tyler Howard, is the deputy portfolio manager. Mr. Klimo and Mr. Howard have been the portfolio managers since 2015.

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